SIX CIRCLES FUNDS

Six Circles Tax Aware Bond Fund

(a series of Six Circles Trust)

Supplement dated October 14, 2025

to the Summary Prospectus dated May 1, 2025, as amended

Effective immediately, Adrian Van Poppel will be added as a portfolio manager for the Tax Aware Bond Fund (the “Fund”). Additionally, Terry Goode has announced his intention to leave Allspring Global Investments, LLC (“Allspring”), and as such, will no longer serve as a portfolio manager to the Fund after October 31, 2025. As such, all references to Terry Goode will hereby be removed as of November 1, 2025. As a result of the above changes, the portfolio manager information for Allspring in the “Risk/Return Summary — Management — Sub-Advisers” section of the Summary Prospectus is hereby deleted in its entirety and replaced with the following:

ALLSPRING

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Robert Miller	Inception	Senior Portfolio Manager
Terry Goode[1]	Inception	Senior Portfolio Manager
Nicholos Venditti, CFA	2020	Senior Portfolio Manager, Head of Municipal Fixed Income
Adrian Van Poppel	2025	Senior Portfolio Manager

[1]	Terry Goode will no longer serve as a portfolio manager to the Fund as of November 1, 2025.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-PR-1025